Exhibit 99.1

                       Vesta Reports Third Quarter Results

              Net Income from Continuing Operations of $6.4 Million


    BIRMINGHAM, Ala., Nov. 12 /PRNewswire-FirstCall/ -- Vesta Insurance Group, Inc. (NYSE: VTA) today reported net operating earnings from continuing operations of $6.4 million, or $0.18 per share in the third quarter compared to net operating earnings from continuing operations of $3.2 million, or $0.10 per share for the corresponding period in 2002. Net operating earnings from continuing operations is a non-GAAP measure which excludes certain items, such as realized gains and losses, losses and awards from arbitration and litigation as well as gains on debt extinguishments. Net earned premiums for the quarter was $127.3 million compared to $131.9 million in the third quarter of 2002.

    The net income from continuing operations was $6.4 million, or $0.18 per share for the quarter ending September 30, 2003 compared to a net loss from continuing operations of $10.8 million, or $(0.32) per share in the third quarter of 2002. (A reconciliation of net operating earnings from continuing operations to net income from continuing operations is included herein.)

    For the nine months ended September 30, 2003, net operating earnings from continuing operations were $3.2 million, or $0.09 per share compared to net operating earnings from continuing operations of $2.9 million, or $0.09 per share in 2002. For the first nine months, the Company reported net income from continuing operations of $6.8 million, or $0.19 per share compared to a net loss from continuing operations of $10.8 million or $(0.32) per share in 2002. (A reconciliation of the net operating earnings from continuing operations to net income from continuing operations is included herein.)

    "We are pleased with our third quarter results as all three business segments produced profits," said Norman W. Gayle, III, President and CEO. "Our quarterly results demonstrate the earnings power and strength of our underlying operations."


    Operational Results

    Vesta's standard property-casualty segment, which includes the residential property and standard auto businesses, posted net income from continuing operations of $3.9 million in the third quarter of 2003. Below are the standard property-casualty segment GAAP operational ratios for the three and nine months ended September 30, 2003 and 2002.



                                            3 Months Ended    9 Months Ended
                                             September 30,     September 30,
                                             2003    2002     2003     2002
     Residential property combined ratio    91.5%   104.3%   105.7%   103.5%

     Standard auto combined ratio           98.8%    95.4%    97.3%   105.7%

     Standard property-casualty combined
      ratio                                 92.9%   102.3%   103.9%   104.0%

     Total catastrophe losses incurred
     (in millions)                          $4.6     $2.6    $27.9    $10.5

     Impact of catastrophes on standard
      property-casualty combined ratio       5.4%     2.9%    11.3%     4.4%



    "While the states that we are exiting continue to negatively pressure our overall standard property-casualty results, our targeted states are performing exceptionally well as reflected by the 92.9% combined ratio for the segment in the quarter," said Gayle.

    Vesta has entered into a new 50% quota share reinsurance agreement on the residential property business in continuing states effective September 30, 2003, excluding Texas, which is covered under a separate 50% quota share already in place.

    The Company's non-standard auto underwriting business generated a GAAP combined ratio of 96.7% in the third quarter and 96.2% for the first nine months of 2003 compared to a 97.4% and a 97.2% combined ratio for the respective corresponding periods in 2002. The non-standard agency operations produced a 10.5% pre-tax margin in the quarter on commission and fee revenue of $35.0 million, before intercompany eliminations.

    The Company's life insurance operations posted net income from continuing operations of $1.0 million in the third quarter compared to $1.7 million in the corresponding period in 2002 as lower investment yields and adverse mortality experience during the quarter negatively impacted results. The Company continues to review capital alternatives related to its life insurance business, but will not comment on the terms of any transaction unless and until a definitive agreement is executed.

    Vesta also incurred $2.0 million in net losses relating to discontinued operations in the quarter, primarily related to its health insurance operations, which were sold effective September 30, 2003.

    Additionally, Vesta announced that the Company's Board of Directors declared a quarterly cash dividend for the period ending September 30, 2003 of $0.025 per share on the Company's common stock at its meeting on November 12, 2003. The dividend is payable on December 5, 2003 to shareholders of record on November 24, 2003.

    Vesta management will hold its quarterly conference call to discuss third quarter 2003 results on November 13, 2003 at 10 AM EST. The conference call will be simultaneously webcast live online through Vesta's corporate website, www.vesta.com and http://www.firstcallevents.com/service/ajwz392616368gf12.html .


    Proposed IPO of American Agencies

    Vesta also announced that it intends to sell a portion of its non-standard agency and underwriting business through the filing of a registration statement for an initial public offering in early 2004. This potential transaction will create two distinct companies with different business models and capital requirements. The amount of securities to be offered, and the amount of the offering made by Vesta as a selling stockholder, has not yet been determined. Vesta's consummation of an American Agencies IPO is subject to completion of the separation of our standard and non-standard auto businesses, Vesta board approval, favorable market conditions, regulatory approval and other customary conditions. Specific information regarding this transaction is limited by U.S. Securities and Exchange Commission regulations.

    "After reviewing our property-casualty operations, we believe that separating our standard and non-standard auto businesses will facilitate a more efficient allocation of capital and lead to increased shareholder value," said Gayle.

    This news release does not constitute an offer of any securities for sale. Any such offer will be made only by means of a prospectus included within a registration statement to be filed with the Securities and Exchange Commission.

    This news release also contains statements concerning management's beliefs, plans or objectives for Vesta's non-standard automobile business, including its planned separation into a distinct company and subsequent public offering of stock. These statements, whether expressed or implied, are only predictions and should be considered "forward-looking statements" under applicable securities laws. You should be aware that the actual future of Vesta's non-standard auto business may differ materially from those reflected in these forward-looking statements. The main factors that could affect these forward-looking statements are that the public equity market's receptivity to initial public offerings in general, and offerings of non-standard auto securities in particular, may diminish by the time a registration statement covering this planned offering is declared effective by the Securities and Exchange Commission; that the pricing available in the public equity markets for such an offering may not, in management's opinion, reflect the fair value of Vesta's non-standard auto business; and that alternative transactions involving Vesta's non-standard auto business may emerge. Vesta undertakes no obligation to update these forward looking statements, and readers are cautioned not to place undue reliance on these statements, which speak only as of the dates they are made.


    About Vesta Insurance Group, Inc.

    Vesta, headquartered in Birmingham, Ala., is a holding company for a group of insurance and financial services companies that offer a wide range of consumer-based products.

    This news release contains statements concerning management's beliefs, plans or objectives for Vesta's future operations or financial performance, including continued segment growth and profitability. These statements, whether expressed or implied, are only predictions and should be considered "forward-looking statements" under applicable securities laws. You should be aware that Vesta's actual operations and financial performance may differ materially from those reflected in these forward-looking statements. The main factors that could affect these forward-looking statements are that we may experience catastrophic losses in excess of what we expect; we may experience frequency and severity of non-catastrophic losses in excess of what we expect; we may experience unfavorable developments in various arbitrations with reinsurers which could cause us to adjust our estimates of reinsurance recoverables; or we may experience deterioration in premium volume in our standard property and casualty segment as a result of rating actions taken by
A.M. Best.   Please refer to the documents Vesta files from time to time with the Securities and Exchange Commission, specifically Vesta's most recent Form 10-K and Exhibit 99.1 attached thereto, which contains and identifies additional important factors that could cause the actual results to differ materially from those contained in the projections or forward-looking statements.



                            Vesta Insurance Group, Inc
                       3rd Quarter 2003 Segment Comparison
                              (amounts in thousands)

                                                           Standard Property-
                                           Life Insurance      Casualty
                                            2003    2002    2003     2002
    Revenues:
      Net premiums written                 $2,049  $2,651  $35,764  $95,732
      (Increase) decrease in unearned
       premiums                                 -       -   46,145   (8,497)

      Net premiums earned                   2,049   2,651   81,909   87,235
      Net investment income                 6,695   9,759        -        -
      Policy fees                             565     798    3,520    1,345
      Agents fees and commissions               -       -        -        -
      Other                                   844     332      205      122

          Total revenues                   10,153  13,540   85,634   88,702
    Expenses:
      Policyholder benefits                 5,250   4,148        -        -
      Loss and LAE expenses incurred            -       -   50,423   60,933
      Policy acquisition expenses             246   1,044   18,170   19,549
      Operating expenses                    2,548   2,741   10,996   10,267
      Interest on debt                      1,385   1,592        -        -
      Deferrable capital security
       distributions                            -       -        -        -

          Total expenses                    9,429   9,525   79,589   90,749

    Income (loss) from continuing
     operations before income taxes,
     deferrable capital securities, and
     minority interest                        724   4,015    6,045   (2,047)
    Income tax expense (benefit)              253   1,405    2,116     (716)
    Deferrable capital security
     distributions, net of tax                  -       -        -        -
    Minority interest in subsidiary, net
     of tax                                     -     355        -        -

          Net operating earnings (loss)
           from continuing operations        $471  $2,255   $3,929  $(1,331)

          Realized gains (loss), net of
           tax                                536    (576)
          Litigation settlement and
           arbitration award, net of tax
          Gain on debt extinguishments,
           net of tax                           -       -

          Net income (loss) from
           continuing operations           $1,007  $1,679   $3,929  $(1,331)


                            Vesta Insurance Group, Inc
                       3rd Quarter 2003 Segment Comparison
                              (amounts in thousands)

                                             Non-Standard      Non-Standard
                                                Agency         Underwriting
                                            2003     2002     2003     2002
    Revenues:
      Net premiums written                     -        -   $46,465  $45,185
      (Increase) decrease in unearned
       premiums                                -        -    (3,122)  (3,200)

      Net premiums earned                      -        -    43,343   41,985
      Net investment income                    -        -         -        -
      Policy fees                                             5,747    3,129
      Agents fees and commissions        $34,972  $26,745         -        -
      Other                                    -        -       667    1,369

          Total revenues                  34,972   26,745    49,757   46,483
    Expenses:
      Policyholder benefits                    -        -         -        -
      Loss and LAE expenses incurred           -        -    29,821   26,078
      Policy acquisition expenses              -        -    12,864   13,476
      Operating expenses                  31,080   22,922     4,777    4,375
      Interest on debt                       229      287         -        -
      Deferrable capital security
       distributions                           -        -         -        -

          Total expenses                  31,309   23,209    47,462   43,929

    Income (loss) from continuing
     operations before income taxes,
     deferrable capital securities, and
     minority interest                       3,663    3,536    2,295    2,554
    Income tax expense (benefit)             1,282    1,238      803      894
    Deferrable capital security
     distributions, net of tax                   -        -        -        -
    Minority interest in subsidiary, net
     of tax                                    114      112        -        -

          Net operating earnings (loss)
           from continuing operations       $2,267   $2,186   $1,492   $1,660

          Realized gains (loss), net of
           tax
          Litigation settlement and
           arbitration award, net of tax
          Gain on debt extinguishments,
           net of tax

          Net income (loss) from
           continuing operations            $2,267   $2,186   $1,492   $1,660


                            Vesta Insurance Group, Inc
                       3rd Quarter 2003 Segment Comparison
                              (amounts in thousands)

                                          Corp & Other        Eliminations
                                         2003      2002      2003      2002
    Revenues:
      Net premiums written
      (Increase) decrease in unearned
       premiums

      Net premiums earned
      Net investment income              $3,352    $4,857           -   $(287)
      Policy fees                             -         -           -       -
      Agents fees and commissions             -         -    $(18,562)(15,720)
      Other                                  184       238          -       -

          Total revenues                   3,536     5,095   (18,562) (16,007)
    Expenses:
      Policyholder benefits                    -         -         -        -
      Loss and LAE expenses incurred           -         -         -        -
      Policy acquisition expenses              -         -    (7,951)  (9,543)
      Operating expenses                   4,090     4,995   (10,611)  (6,177)
      Interest on debt                     1,669     1,984         -     (287)
      Deferrable capital security
       distributions                         478         -         -        -

          Total expenses                   6,237     6,979   (18,562) (16,007)

    Income (loss) from continuing
     operations before income taxes,
     deferrable capital securities,
     and minority interest               (2,701)   (1,884)         -        -
    Income tax expense (benefit)           (945)     (659)         -        -
    Deferrable capital security
     distributions, net of tax                -       322          -        -
    Minority interest in subsidiary,
     net of tax                                -        -          -        -

          Net operating earnings (loss)
           from continuing operations   $(1,756)  $(1,547)         -        -

          Realized gains (loss), net of
           tax                             (584)      (92)
          Litigation settlement and
           arbitration award, net of
           tax                                    (15,340)
          Gain on debt extinguishments,
           net of tax                         -     1,950

          Net income (loss) from
           continuing operations        $(2,340) $(15,029)         -        -


                            Vesta Insurance Group, Inc
                       3rd Quarter 2003 Segment Comparison
                              (amounts in thousands)

                                                         Consolidated
                                                    2003              2002
    Revenues:
       Net premiums written                       $84,278           $143,568
       (Increase) decrease in unearned
        premiums                                   43,023            (11,697)

       Net premiums earned                        127,301            131,871
       Net investment income                       10,047             14,329
       Policy fees                                  9,832              5,272
       Agents fees and commissions                 16,410             11,025
       Other                                        1,900              2,061

           Total revenues                         165,490            164,558
    Expenses:
       Policyholder benefits                        5,250              4,148
       Loss and LAE expenses incurred              80,244             87,011
       Policy acquisition expenses                 23,329             24,526
       Operating expenses                          42,880             39,123
       Interest on debt                             3,283              3,576
       Deferrable capital security
        distributions                                 478                  -

           Total expenses                         155,464            158,384

    Income (loss) from continuing
     operations before income taxes,
     deferrable capital securities,
     and minority interest                         10,026              6,174
    Income tax expense (benefit)                    3,509              2,162
    Deferrable capital security
     distributions, net of tax                          -                322
    Minority interest in subsidiary, net
     of tax                                           114                467

           Net operating earnings (loss)
            from continuing operations             $6,403             $3,223

           Realized gains (loss), net of
            tax                                       (48)              (668)
           Litigation settlement and
            arbitration award, net of
            tax                                                      (15,340)
           Gain on debt extinguishments,
            net of tax                                  -              1,950

           Net income (loss) from
            continuing operations                  $6,355           $(10,835)

                            Vesta Insurance Group, Inc
                       2003 Year-to-Date Segment Comparison
                              (amounts in thousands)

                                                           Standard Property-
                                           Life Insurance       Casualty
                                            2003    2002     2003      2002
    Revenues:
      Net premiums written                 $6,776  $8,184  $198,845  $295,511
      (Increase) decrease in unearned
       premiums                                 -       -    38,823   (62,768)

      Net premiums earned                   6,776   8,184   237,668   232,743
      Net investment income                21,468  28,295         -         -
      Policy fees                           1,690   2,914     8,474     3,833
      Agents fees and commissions               -       -         -         -
      Other                                 2,205     989       610       451

          Total revenues                   32,139  40,382   246,752   237,027
    Expenses:
      Policyholder benefits                15,554  18,899         -         -
      Loss and LAE expenses incurred            -       -   168,414   166,659
      Policy acquisition expenses             696   1,204    54,583    51,018
      Operating expenses                    7,407   7,845    33,265    28,888
      Interest on debt                      4,274   4,756         -         -
      Deferrable capital security
       distributions                            -       -         -         -

          Total expenses                   27,931  32,704   256,262   246,565

    Income (loss) from continuing
     operations before income taxes,
     deferrable capital securities, and
     minority interest                      4,208   7,678    (9,510)   (9,538)
    Income tax expense (benefit)            1,473   2,687    (3,328)   (3,338)
    Deferrable capital security
     distributions, net of tax                  -       -         -         -
    Minority interest in subsidiary, net
     of tax                                     -     506         -         -

          Net operating earnings (loss)
           from continuing operations      $2,735  $4,485   $(6,182)  $(6,200)

          Realized gains (loss), net of
           tax                                713     686
          Litigation settlement and
           arbitration award, net of tax
          Gain on debt extinguishments,
           net of tax

          Net income (loss) from
           continuing operations           $3,448  $5,171   $(6,182)  $(6,200)


                            Vesta Insurance Group, Inc
                       2003 Year-to-Date Segment Comparison
                              (amounts in thousands)

                                                              Non-Standard
                                       Non-Standard Agency    Underwriting
                                          2003     2002      2003      2002
    Revenues:
      Net premiums written                     -        -  $139,470  $133,872
      (Increase) decrease in unearned
       premiums                                -        -   (15,661)  (15,447)

      Net premiums earned                      -        -   123,809   118,425
      Net investment income                    -        -         -         -
      Policy fees                                            16,379     7,344
      Agents fees and commissions       $107,830  $85,479         -         -
      Other                                    -        -     2,352     4,605

          Total revenues                 107,830   85,479   142,540   130,374
    Expenses:
      Policyholder benefits                    -        -         -         -
      Loss and LAE expenses incurred           -        -    84,925    73,883
      Policy acquisition expenses              -        -    36,643    33,258
      Operating expenses                  95,191   75,303    13,320    15,117
      Interest on debt                       561      861         -         -
      Deferrable capital security
       distributions                           -        -         -         -

          Total expenses                  95,752   76,164   134,888   122,258

    Income (loss) from continuing
     operations before income taxes,
     deferrable capital securities,
     and minority interest                12,078    9,315     7,652     8,116
    Income tax expense (benefit)           4,227    3,260     2,678     2,841
    Deferrable capital security
     distributions, net of tax                 -        -         -         -
    Minority interest in subsidiary,
     net of tax                              493      539         -         -

          Net operating earnings (loss)
           from continuing operations     $7,358   $5,516    $4,974    $5,275

          Realized gains (loss), net of
           tax
          Litigation settlement and
           arbitration award, net of
           tax
          Gain on debt extinguishments,
           net of tax

          Net income (loss) from
           continuing operations          $7,358   $5,516    $4,974    $5,275


                            Vesta Insurance Group, Inc
                       2003 Year-to-Date Segment Comparison
                              (amounts in thousands)

                                          Corp & Other        Eliminations
                                         2003      2002      2003      2002
    Revenues:
      Net premiums written
      (Increase) decrease in unearned
       premiums

      Net premiums earned
      Net investment income             $10,065   $14,154          -    $(861)
      Policy fees                             -         -          -        -
      Agents fees and commissions             -         -   $(52,693) (46,033)
      Other                                 535       644          -        -

          Total revenues                 10,600    14,798    (52,693) (46,894)
    Expenses:
      Policyholder benefits                   -         -          -        -
      Loss and LAE expenses incurred          -         -          -        -
      Policy acquisition expenses             -         -    (22,367) (21,311)
      Operating expenses                 12,964    16,459    (30,326) (24,722)
      Interest on debt                    5,012     6,666          -     (861)
      Deferrable capital security
       distributions                        478         -          -        -

          Total expenses                 18,454    23,125    (52,693) (46,894)

    Income (loss) from continuing
     operations before income taxes,
     deferrable capital securities,
     and minority interest               (7,854)   (8,327)         -        -
    Income tax expense (benefit)         (2,749)   (2,914)         -        -
    Deferrable capital security
     distributions, net of tax              622       773          -        -
    Minority interest in subsidiary,
     net of tax                               -         -          -        -

          Net operating earnings (loss)
           from continuing operations   $(5,727)  $(6,186)         -        -

          Realized gains (loss), net of
           tax                            2,918    (1,890)
          Litigation settlement and
           arbitration award, net of
           tax                                -    (15,340)
          Gain on debt extinguishments,
           net of tax                         -      2,846

          Net income (loss) from
           continuing operations        $(2,809) $(20,570)         -        -


                            Vesta Insurance Group, Inc
                       2003 Year-to-Date Segment Comparison
                              (amounts in thousands)

                                                         Consolidated
                                                    2003               2002
    Revenues:
       Net premiums written                       $345,091           $437,567
       (Increase) decrease in unearned
        premiums                                    23,162            (78,215)

       Net premiums earned                         368,253            359,352
       Net investment income                        31,533             41,588
       Policy fees                                  26,543             14,091
       Agents fees and commissions                  55,137             39,446
       Other                                         5,702              6,689

           Total revenues                          487,168            461,166
    Expenses:
       Policyholder benefits                        15,554             18,899
       Loss and LAE expenses incurred              253,339            240,542
       Policy acquisition expenses                  69,555             64,169
       Operating expenses                          131,821            118,890
       Interest on debt                              9,847             11,422
       Deferrable capital security
        distributions                                  478                  -

           Total expenses                          480,594            453,922

    Income (loss) from continuing
     operations before income taxes,
     deferrable capital securities,
     and minority interest                           6,574              7,244
    Income tax expense (benefit)                     2,301              2,536
    Deferrable capital security
     distributions, net of tax                         622                773
    Minority interest in subsidiary, net
     of tax                                            493              1,045

           Net operating earnings (loss)
            from continuing operations              $3,158             $2,890

           Realized gains (loss), net of
            tax                                      3,631             (1,204)
           Litigation settlement and
            arbitration award, net of
            tax                                          -            (15,340)
           Gain on debt extinguishments,
            net of tax                                   -              2,846

           Net income (loss) from
            continuing operations                   $6,789           $(10,808)


                            Vesta Insurance Group, Inc
                      Third Quarter and Year-to-Date Results
                    (amounts in thousands, except share data)

                                         3 Months Ended      9 Months Ended
                                          September 30,       September 30,
                                         2003      2002      2003       2002
    Revenues:
      Net premiums written              $84,278  $143,568  $345,091  $437,567
      (Increase) decrease in unearned
       premiums                          43,023   (11,697)   23,162   (78,215)

      Net premiums earned               127,301   131,871   368,253   359,352
      Net investment income              10,047    14,329    31,533    41,588
      Policy fees                         9,832     5,272    26,543    14,091
      Agents fees and commissions        16,410    11,025    55,137    39,446
      Other                               1,900     2,061     5,702     6,689

           Total revenues               165,490   164,558   487,168   461,166
    Expenses:
      Policyholder benefits               5,250     4,148    15,554    18,899
      Loss and LAE expenses incurred     80,244    87,011   253,339   240,542
      Policy acquisition expenses        23,329    24,526    69,555    64,169
      Operating expenses                 42,880    39,123   131,821   118,890
      Interest on debt                    3,283     3,576     9,847    11,422
      Deferrable capital securities
       distributions                        478       -         478       -

           Total expenses               155,464   158,384   480,594   453,922

    Income (loss) from continuing
     operations before income taxes,
     deferrable capital securities,
     and minority interest               10,026     6,174     6,574     7,244
    Income taxes                          3,509     2,162     2,301     2,536
    Deferrable capital securities
     distributions, net of tax              -         322       622       773
    Minority interest in subsidiary,
     net of tax                             114       467       493     1,045

           Net operating earnings
            (loss) from continuing
            operations                    6,403     3,223     3,158     2,890

    Litigation settlement and
     arbitration award (loss), net of
     tax                                    -     (15,340)      -     (15,340)
    Realized gains (losses), net of tax
     and minority interest                  (48)     (668)    3,631    (1,204)
    Gain on debt extinguishments, net
     of tax                                 -       1,950       -       2,846

           Net income (loss) from
            continuing operations         6,355   (10,835)    6,789   (10,808)

    Gain (loss) from health insurance
     discontinued operations, net of
     tax                                 (1,117)      (73)   (2,328)     (549)
    Gain (loss) from consulting
     discontinued operations, net of
     tax                                    (19)     (220)     (424)       (2)
    Loss from discontinued property-
     casualty operations, net of tax       (875)     (482)   (7,620)   (9,974)

           Net income (loss)              4,344   (11,610)   (3,583)  (21,333)
    Gain on redemption of preferred
     securities, net of tax                 -         -         -         210

           Income (loss) available to
            common shareholders          $4,344  $(11,610)  $(3,583) $(21,123)

      Weighted average shares
       outstanding for the period        34,949    33,870    34,886    33,659
      Net operating earnings (loss)
       from continuing operations
       earnings per share                 $0.18     $0.10     $0.09     $0.09
      Realized gains (losses) per share  $(0.00)   $(0.02)    $0.10    $(0.04)
      Net income (loss) from continuing
       operations per share               $0.18    $(0.32)    $0.19    $(0.32)
      Income (loss) available to common
       shareholders per share             $0.12    $(0.34)   $(0.10)   $(0.63)


                            Vesta Insurance Group, Inc
                       Condensed Consolidated Balance Sheet
                 (amounts in thousands, except per share amounts)

                                                September 30,     December 31,
    Assets:                                         2003              2002

       Invested assets                           $1,027,456        $1,013,093
       Cash                                          65,319           140,593
       Other assets                                 907,390           889,172

              Total assets                       $2,000,165        $2,042,858

    Liabilities:

       Future policy benefits                      $670,723          $678,419
       Losses and loss adjustment expenses          330,042           322,320
       Unearned premiums                            326,438           306,782
       Long term debt                                78,246            55,795
       Short term debt                               29,952            30,000
       Other liabilities                            335,656           391,236

              Total liabilities                   1,771,057         1,784,552

    Deferrable capital securities                       -              22,445
    Stockholders' equity                            229,108           235,861

              Total liabilities and
               stockholders' equity              $2,000,165        $2,042,858

              Equity per share*                       $6.42             $6.61

              Shares outstanding at period
               end                                   35,678            35,678

    * At September 30, 2003 and December 31, 2002, unrealized gains and losses on fixed income securities, after-tax totaled approximately
      $13.9 million and $15.1 million, respectively, which represents
      $0.39 and $0.42, respectively of book value per share.


                            Vesta Insurance Group, Inc
    Reconciliation of Net Operating Earnings from Continuing Operations to Net
                                      Income
                    (amounts in thousands, except share data)

                                            3 Months Ended    9 Months Ended
                                            September 30,      September 30,
                                            2003     2002     2003      2002
    Net operating earnings (loss) from
     continuing operations                $6,403    $3,223   $3,158    $2,890

    Special items:
      Litigation settlement and
       arbitration award (loss),
       net of tax                            -     (15,340)     -     (15,340)
      Realized gains (losses),
       net of tax and minority
       interest                              (48)     (668)   3,631    (1,204)
      Gain on debt extinguishments,
       net of tax                            -       1,950      -       2,846

    Net income (loss) from continuing
     operations                           $6,355  $(10,835)  $6,789  $(10,808)

      Gain (loss) from health insurance
       discontinued operations,
       net of tax                         (1,117)      (73)  (2,328)     (549)
      Gain (loss) from consulting
       discontinued operations,
       net of tax                            (19)     (220)    (424)       (2)
      Loss from discontinued property-
       casualty operations, net of tax      (875)     (482)  (7,620)   (9,974)

    Net income (loss)                     $4,344  $(11,610) $(3,583) $(21,333)

      Gain on redemption of preferred
       securities, net of tax                -         -        -         210

    Income (loss) available to common
     shareholders                         $4,344  $(11,610) $(3,583) $(21,123)

    Diluted earnings per share:

    Net operating earnings (loss)          $0.18     $0.10    $0.09     $0.09

    Special items:
      Litigation settlement and
       arbitration award (loss),
       net of tax                           $-      $(0.46)    $-      $(0.46)
      Realized gains (losses),
       net of tax and minority
       interest                           $(0.00)   $(0.02)   $0.10    $(0.03)
      Gain on debt extinguishments,
       net of tax                           $-       $0.06     $-       $0.08

    Net income (loss) from continuing
     operations                            $0.18    $(0.32)   $0.19    $(0.32)

       Gain (loss) from health
        insurance discontinued
        operations, net of tax            $(0.03)   $(0.00)  $(0.07)   $(0.02)
       Gain (loss) from consulting
        discontinued operations,
        net of tax                        $(0.00)   $(0.01)  $(0.01)   $(0.00)
       Loss from discontinued property-
        casualty operations,
        net of tax                        $(0.03)   $(0.01)  $(0.21)   $(0.29)

    Net income (loss)                      $0.12    $(0.34)  $(0.10)   $(0.63)

      Gain on redemption of preferred
       securities, net of tax               $-        $-       $-       $0.00

    Income (loss) available to common
     shareholders                          $0.12    $(0.34)  $(0.10)   $(0.63)

    Shares used in computing per share
     amounts:
       Weighted average shares
        outstanding for the period        34,949    33,870   34,886    33,659

    The above table reconciles the Company's GAAP results to net operating earnings/(loss). Management believes that net operating earnings/(loss) provides investors with a useful indicator to gauge possible future performance because it eliminates the effects of items that could cause significant impact to the Company's financial results from one period to another.



SOURCE  Vesta Insurance Group, Inc.
    -0-                             11/12/2003
    /CONTACT: Charles R. Lambert, Vice President - Investor Relations of Vesta Insurance Group, Inc., +1-205-970-7030, or CLambert@vesta.com/
    /Web site: http://www.vesta.com
               http://www.firstcallevents.com/service/ajwz392616368gf12.html/
    (VTA)

CO:  Vesta Insurance Group, Inc.
ST:  Alabama
IN:  INS
SU:  ERN DIV OFR CCA MAV